                                                                 EXHIBIT (10)(h)

                         AGREEMENT OF AMENDMENT NO. 1
                         TO MASTER LEASE AGREEMENT AND
                           EQUIPMENT SCHEDULE NO. 1

     THIS AGREEMENT OF AMENDMENT NO. 1 TO MASTER LEASE AGREEMENT AND EQUIPMENT SCHEDULE NO. 1 ("Amendment") is made as of the 5th day of May, 2000, among FATICO 1999 TRUST ("Lessor"), FIRST AMERICAN TITLE INSURANCE COMPANY ("Lessee"), and GENERAL ELECTRIC CAPITAL CORPORATION, AS COLLATERAL AGENT ("Collateral Agent").

     Lessor and Lessee have heretofore entered into that certain Master Lease Agreement dated as of December 27, 1999 (the "Agreement") and, pursuant to the Agreement and incorporating by reference the terms and conditions thereof, that certain Equipment Schedule No. 1 dated December 29, 1999 ("Schedule No. 1"). Capitalized terms used herein without definition shall have the meaning given such terms in the Agreement. All right, title and interest of Lessor in, to and under the Agreement have been assigned to the Borrower Collateral Agent, as such term is defined in that certain Receivables Funding Agreement dated as of December 27, 1999, by and among Lessor, Edison Asset Securitization, L.L.C. and General Electric Capital Corporation, for the benefit of the Lender and the Residual Support Provider, and the Lender has further assigned its right, title and interest therein to the Collateral Agent.

     The parties desire to amend the Agreement and Schedule No. 1 as hereinafter set forth.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Section 13(b)(1)(B) of the Agreement is deleted and the following substituted in lieu thereof:

          (B) all equipment (as such term is defined in the UCC) in which Lessee shall from time to time acquire an ownership interest now or hereafter located at any Equipment Location; together with all additions, attachments, accessions and accessories thereto whether or not furnished by the supplier of the Equipment or the Additional Collateral and any and all substitutions, replacements or exchanges therefor, in each such case in which Lessee shall from time to time acquire an ownership interest, together with Lessee's interest in all warranties with respect thereto, manuals and other books and records relating thereto; and

     2. Within sixty (60) days after the date hereof, Collateral Agent shall cause Uniform Commercial Code statements of amendment to be filed to amend all Uniform Commercial Code financing statements originally filed against Lessee in connection with the transaction contemplated
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by the Agreement, reflecting the change in the description of the collateral specified in Section 1 hereof. Such Uniform Commercial Code statements of amendment shall be prepared and filed at Lessee's expense.

     3. The definition of "LIBOR" in Exhibit No. 1 to Annex E to Schedule No. 1 is hereby amended and restated in its entirety to provide as follows:

     LIBOR              =    For any Payment Period, the per annum rate for
     -----                   deposits in United States dollars for a period of
                             30 days which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second Business Day preceding the first day of such Payment Period.

     4. The definition of "Daily Margin" in Exhibit No. 1 to Annex E to Schedule No. 1 is hereby amended and restated in its entirety to provide as follows:

     Daily Margin       =    With respect to Non-Assigned Advance Outstanding,
     ------------            the "Daily Margin" (determined pursuant to the
                             pricing grid set forth below) / 360

                             Guarantor's Senior Unsecured
                             Credit Rating                   "Daily Margin"
                             ------------------------------------------------

                             A-/A3 and higher                      75
                             BBB+/Baa1                             90
                             BBB/Baa2                             105
                             BBB-/Baa3                            120
                             BB+/Ba1                              380
                             BB/Ba2 and below, withdrawn,
                             suspended or terminated              450


                        = With respect to Assigned Advance Outstanding, the "Daily Margin" (determined pursuant to the pricing grid set forth below) / 360

                               Guarantor's Senior Unsecured
                             Credit Rating                   "Daily Margin"
                             ------------------------------------------------

                             A-/A3 and higher                      77
                             BBB+/Baa1                             92
                             BBB/Baa2                             107
                             BBB-/Baa3                            122
                             BB+/Ba1                              382
                             BB/Ba2 and below, withdrawn,
                             suspended or terminated              452

                                       2
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                             For purposes of each of the foregoing pricing
                             grids, the applicable credit rating shall be the higher of the credit rating specified by Moody's Investors Service, Inc. and/or Standard & Poor's Ratings Group, A Division of McGraw-Hill, Inc., with respect to Guarantor's senior unsecured credit at any date of determination; provided, however, that if there is more than one level rating difference between the two credit ratings or either credit rating falls below BBB- or Baa3, then the lower credit rating shall be applicable.

     5. Exhibit No. 1 to Annex E to Schedule No. 1 is hereby amended and modified by the addition of the following:

     Non-Assigned
     ------------
     Advance Outstanding =   The amount by which Advance Outstanding exceeds
     -------------------
                             Assigned Advance Outstanding.

     6. Exhibit No. 1 to Annex E to Schedule No. 1 is hereby amended and modified by the addition of the following:

     Assigned Advance
     ----------------
     Outstanding         =   That portion of Advance Outstanding which is funded
     -----------
                             by The Fuji Bank, Limited ("Fuji") or KBC Bank N.V.
                             ("KBC") pursuant to the assignment by Edison to Fuji and KBC on May 5, 2000 (or the successors or permitted assigns of Fuji and KBC).

     7. The terms and provisions of the Agreement and Schedule No. 1 are hereby ratified and confirmed, and such terms and provisions shall remain in full force and effect. Except as expressly set forth herein, the Agreement and Schedule No. 1 remain unmodified.

     8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     9. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

     10. Notwithstanding anything contained herein to the contrary, this Amendment has been

                                       3
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signed by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, and in no event shall Wilmington Trust Company or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Amendment and any other document, Wilmington Trust Company and the Owner Trustee shall be entitled to the benefits of the Trust Agreement.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties have caused this Agreement of Amendment No.
1 to Master Lease Agreement and Equipment Schedule No. 1 to be duly executed as of the date first above set forth.


                              FIRST AMERICAN TITLE INSURANCE COMPANY

                              By: /s/ PARKER S. KENNEDY
                                 -------------------------------------------
                              Name:_________________________________________
                              Title:________________________________________



                              FATICO 1999 TRUST

                              By:   WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee

                              By: /s/ MONICA M. HENRY
                                 -------------------------------------------

                              Name: Monica M. Henry
                                   _________________________________________

                              Title: Financial Services Officer
                                    ________________________________________


                              GENERAL ELECTRIC CAPITAL CORPORATION, as
                              Collateral Agent

                              By: /s/ Joan B. Makara
                                 -------------------------------------------
                              Name: Joan B. Makara
                                   -----------------------------------------
                              Title: Authorized Signatory
                                    ----------------------------------------

THE UNDERSIGNED JOIN HEREIN FOR THE EXPRESSLY LIMITED PURPOSE OF CONSENTING TO THE FOREGOING AMENDMENT.


                              GENERAL ELECTRIC CAPITAL CORPORATION, as Residual Support Provider

                              By: /s/ James A. Parke
                                 --------------------------------------------
                              Name: James A. Parke
                                   ------------------------------------------
                              Title: Executive VP, CFO
                                    -----------------------------------------


                              GENERAL ELECTRIC CAPITAL CORPORATION, as
                              Operating Agent and as Borrower Collateral Agent

                              By: /s/ Joan B. Makara
                                 --------------------------------------------
                              Name: Joan B. Makara
                                   ------------------------------------------
                              Title: Authorized Signatory
                                    -----------------------------------------


                              EDISON ASSET SECURITIZATION, L.L.C.

                              By: /s/ Lisa Capodici
                                 -------------------------------------------
                              Name: Lisa Capodici
                                   -----------------------------------------
                              Title: Assistant Secretary
                                    ----------------------------------------


                              KBC BANK N.V.

                              By: /s/ Robert Snauffer
                                 -------------------------------------------
                              Name: Robert Snauffer
                                   -----------------------------------------
                              Title: FIRST VICE PRESIDENT
                                    ----------------------------------------

                              By: /s/ Edward I. Sproull
                                 -------------------------------------------
                              Name: Edward I. Sproull
                                   -----------------------------------------
                              Title: FIRST VICE PRESIDENT
                                    ----------------------------------------

                              THE FUJI BANK, LIMITED

                              By: /s/ MASAHITO FUKUDA
                                 -------------------------------------------
                              Name: Masahito Fukuda
                                   -----------------------------------------
                              Title: Senior Vice President
                                    ----------------------------------------

                                       6
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THE UNDERSIGNED JOINS HEREIN FOR THE EXPRESSLY LIMITED PURPOSE OF CONSENTING TO
THE FOREGOING AMENDMENT AND CONFIRMING THAT THAT CERTAIN CORPORATE GUARANTY DATED AS OF DECEMBER 27, 1999, IN FAVOR OF LESSOR AND THE EDISON PROGRAM PARTIES (AS SUCH TERM IS DEFINED IN THE AGREEMENT) REMAINS IN FULL FORCE AND EFFECT WITH RESPECT TO THE AGREEMENT, AS AMENDED.


                              THE FIRST AMERICAN FINANCIAL CORPORATION

                              By: /s/ PARKER S. KENNEDY
                                 ------------------------------------------
                              Name:________________________________________
                              Title:_______________________________________

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